UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

230 CONSTITUTION DRIVE
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Stock Option Grants

On May 17, 2012, the Compensation Committee of the Board of Directors of Geron Corporation (the “Company”) approved the grant of stock options to the Company’s executive officers. The stock options granted to each executive officer were provided to realign the overall equity compensation of the executive officers with current market levels after taking into account individual responsibilities, performance and experience, and are intended to provide additional long-term retention incentive for the continuation of service of the executive officers. The following table sets forth the number of shares underlying the stock option grants:

Name	Title	# of Options
John A. Scarlett, M.D.	President and Chief Executive Officer	505,000
Graham K. Cooper	Executive Vice President, Finance and Business Development, and Chief Financial Officer	200,000
Stephen M. Kelsey, M.D., FACP, FRCPath	Executive Vice President, Head of Research and Development, and Chief Medical Officer	450,000
Stephen N. Rosenfield, J.D.	Executive Vice President, General Counsel and Corporate Secretary	200,000
Melissa A. Behrs	Senior Vice President, Strategic Portfolio Management, Product Development and Manufacturing	300,000
Olivia K. Bloom	Vice President, Chief Accounting Officer and Treasurer	215,000

The stock options described above (i) were granted effective as of May 17, 2012 pursuant to the Company’s 2011 Incentive Award Plan (the “Plan”); (ii) terminate ten years after May 17, 2012 or earlier in the event the optionee’s service terminates; (iii) have an exercise price per share of $1.41, the closing price of the Company’s Common Stock as reported on the NASDAQ Global Market on May 17, 2012; and (iv) vest in a series of forty-eight (48) consecutive equal monthly installments, commencing May 17, 2012 (provided the optionee continues to provide services to the Company); however, if the optionee has not yet completed six (6) consecutive months of services to the Company, the options will vest as follows: after the end of such six (6) month period, up to one eighth (1/8) of the total number of option shares will vest, and the balance of option shares will vest in a series of equal and consecutive monthly installments of whole shares over the remaining period thereafter, for an aggregate total of forty-eight (48) months, in each case subject to full vesting acceleration in the event of a merger, acquisition or similar change in control of the Company as provided for under the Plan. Messrs. Cooper and Rosenfield have not yet completed six (6) consecutive months of services to the Company, and therefore option shares granted to Messrs. Cooper and Rosenfield will not vest until completion of such six (6) month period, whereupon the option shares will vest as set forth above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Restated Certificate of Incorporation

On May 17, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 200,000,000 to 300,000,000 shares. The increase in the authorized number of shares of the Company’s Common Stock was effected pursuant to a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 17, 2012 and was effective as of such date. The foregoing description of the Amendment is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Restated Certificate of Incorporation is also attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Certificate of Elimination of Series A Junior Participating Preferred Stock.

On May 17, 2012, the Company filed a Certificate of Elimination of Series A Junior Participating Preferred Stock (the “Certificate of Elimination”) to eliminate all references in the Company’s Restated Certificate of Incorporation to its Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock had been previously authorized for issuance in order to be available upon exercise of certain preferred share purchase rights (the “Rights”) issued pursuant to the Rights Agreement, dated as of July 20, 2001, by and between the Company and U.S. Stock Transfer Corporation, as Rights Agent (the “Rights Agreement”). As previously disclosed, the Rights were scheduled to expire in accordance with the terms of the Rights Agreement on July 31, 2011, and on that date the Rights expired. As a result of the expiration of the Rights, the Rights have no further force or effect. No shares of Series A Preferred Stock were issued or outstanding upon filing of the Certificate of Elimination, which Certificate of Elimination became effective May 17, 2012. All shares of Series A Preferred Stock that had been reserved for issuance under the Rights Plan resumed the status of authorized and unissued shares of the Company’s preferred stock. A copy of the Certificate of Elimination is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2012, the Company held its Annual Meeting via live webcast pursuant to notice duly given. Only stockholders of record as of the close of business on March 20, 2012 were entitled to vote at the Annual Meeting. As of March 20, 2012, the record date for the Annual Meeting, 132,259,325 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 105,362,273 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

     (a) Proposal 1. Each of the three (3) Class I Director nominees to serve for a three-year term expiring at the Company’s 2015 Annual Meeting of Stockholders was elected based upon the following votes:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Thomas Hofstaetter, Ph.D.	41,945,927	18,747,946	44,668,400
John A. Scarlett, M.D.	45,099,745	15,594,128	44,668,400
Robert J. Spiegel, M.D.,	44,347,551	16,346,322	44,668,400
FACP

     (b) Proposal 2. The Amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 200,000,000 to 300,000,000 shares was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
73,417,897	29,892,813	2,051,563	0

     (c) Proposal 3. The non-binding advisory vote on named executive officer compensation was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
37,859,094	21,990,193	844,586	44,668,400

     (d) Proposal 4. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
92,077,954	10,584,860	2,699,459	0

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

3.1	Certificate of Amendment of the Restated Certificate of Incorporation

3.2	Certificate of Elimination of Series A Junior Participating Preferred Stock

3.3	Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 18, 2012	By:	/s/ Stephen N. Rosenfield
	Name:	Stephen N. Rosenfield
	Title:	Executive Vice President,
General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation
3.2	Certificate of Elimination of Series A Junior Participating Preferred Stock
3.3	Restated Certificate of Incorporation